AMENDED AND RESTATED EMPLOYMENT AGREEMENT


     This Amended and Restated Employment Agreement ("Agreement"), is entered into as of January 1, 1998, by and between Insignia Financial Group, Inc., a Delaware corporation with an office at One Insignia Financial Plaza, Greenville, South Carolina (the "Company"), and Andrew Lawrence Farkas an individual with an office at 375 Park Avenue, New York, N.Y. (the "Executive ").

                                   Background

     The Company and the Executive have previously entered into an Employment Agreement, which agreement has been previously amended. The Company desires to assure itself of the services of the Executive for the additional period provided in this Agreement, and the Executive is willing to serve in the employ of the Company for such period upon the terms and conditions provided in this Agreement.

                             Statement of Agreement

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts such employment, in each case upon the terms and conditions set forth herein, for a period commencing on January 1, 1998 (the "Commencement Date") and ending on December 31, 2000 or such earlier date as provided herein (the "Expiration Date") (such period, as it may be so terminated, being referred to herein as the "Employment Period").

     Section 2. Duties and Services.

          (a) Offices. During the Employment Period, the Executive shall serve as Chief Executive Officer of the Company and, at the Company=s request, as an officer or director of one or more of its subsidiaries. In the performance of his duties hereunder, the Executive shall report to and shall be responsible only to the Board of Directors of the Company. The Executive agrees to his employment as described in this Section 2, and agrees to devote substantially all of his working time and efforts to the performance of his duties hereunder. The parties hereto understand and agree that the Executive has business interest outside of the scope of this Agreement, including, without limitation, at Metropolitan Asset Enhancement, L.P. ("MAE"), as a strategic partner at Charterhouse, and as a director of Northstar Bank. The parties hereto hereby agree that, notwithstanding any provision of this Agreement to the contrary, (i) the Executive shall be entitled to devote up to fifteen percent (15%) of his working time to the performance of duties in connection with MAE, its general partner, and its subsidiaries, and (ii) the Executive shall not be entitled to pursue any other business interests outside of the scope of this Agreement without the prior consent of the Company, which consent shall not be unreasonably delayed or withheld. The Executive shall be available to travel as the needs of the business of the Company reasonably require.

          (b) Nomination To The Board of Directors and Committees Thereof. The Company agrees that the Executive shall be nominated by its Board of Directors to be elected to such Board of Directors as a Director of the Company at each meeting of its stockholders at which Directors of the Company are to be elected for so long as the Executive shall be employed by the Company. The Company further agrees that, for so long as the Executive shall be employed by the Company and shall be a Director of the Company, he shall be elected or appointed, as the case may be, to serve (i) as Chairman of the Board of Directors of the Company, (ii) on the Executive Committee of the Board of Directors of the Company as the Chairman thereto, and (iii) on the Compensation Committee of the Board of Directors as an ex officio member thereof (collectively, the "Board Positions ").

          (c) Location of Office. During the Employment Period, the Executive shall have an office in both the principal executive offices of the Company in Greenville, South Carolina, and at the Company's offices in New York City, New York or, at the Executive's sole option, in only one of such locations. The Company will provide the Executive with two (2) executive secretaries acceptable to him, and other support appropriate to his duties hereunder in the sole discretion of the Executive.

          (d) Primary Responsibilities. During the Employment Period, the Executive shall have primary responsibility for the business of the Company and its subsidiaries, including, without limitation, the following areas:

               (i) Underwriting decisions;

               (ii) Securitization decisions;

               (iii) Acquisition and disposition decisions;

               (iv) Hiring and termination of employees;

               (v) Setting executive and other employee compensation;

               (vi) Setting the location of the  Company=s  principal  executive offices at any time and from time to time; and

               (vii)Other similar  general  management  decisions  affecting the operations of the Company, in each case subject to the approval of the Board of Directors of the Company or the appropriate committee thereof to the extent required by the laws of the State of Delaware or the By-Laws of the Company.

          (e) Consulting. Upon an Influence Change Event (as defined in Section 8(a)(iv)) after or in connection with an Extraordinary Transaction (as defined in Section 4(d)), an Extraordinary Stock Event (as defined in
     Section 8(a)(v)), or a Material Asset Disposition (as defined in Section 4(e)), other than as a result of a Termination For Cause (as defined in
     Section 7(a)(iv)), without the prior written consent of Executive, then Executive can elect in writing to convert this Agreement into a consulting agreement. Under the terms of the consulting agreement, the Executive shall consult with respect to the assets and liabilities of the Company as they existed immediately before the Extraordinary Transaction or the Material Asset Disposition. Such consultation shall be at the reasonable times convenient to the Executive on no less than five business days' notice, the parties recognizing that the Executive during the consulting period will have significant other business interests. The terms and conditions of this Agreement (including all rights hereunder of the Executive as to salary, bonus, payments and benefits) shall continue unabridged during the period of consulting. The other provisions of this Agreement also shall remain in effect except for Section 2 as modified by this Section 2(d) and except that Section 7(a)(iv)(B) and Section 7(a)(iv)(C) shall be deleted. The "Employment Period " shall be deemed to include the period during which the Executive is obligated to provide consulting services hereunder and therefore, to the extent permitted by law, the conversion shall not be deemed a termination for any purpose and, if the law requires that the conversion be treated as a termination, then the Company must provide the Executive with benefits equivalent to those he would have received had there been no termination.

     Section 3. Key Man Life Insurance. The Company shall have the right to place a "key man" life insurance policy, providing a death benefit of up to $15,000,000 upon the life of the Executive, for which the Company is the beneficiary (the "Key Man Insurance Policy "). In connection therewith, the Executive hereby authorizes the Company, at its sole cost and expense, to purchase and maintain upon the life of the Executive such insurance policy, and agrees to submit to such reasonable medical examinations, and to provide and/or consent to the release of such medical information, as may be necessary or desirable in order to secure the issuance thereof. Except as may be required in order to obtain insurance coverage as described in this Section 3, any and all information about Employee's health or medical records shall be kept confidential by the Company and shall not be disclosed by the Company to any party without the Executive's prior written consent.

     Section 4. Compensation. As full compensation for his services hereunder, the Company shall pay, grant, issue or give, as the case may be, to the Executive the compensation and benefits specified below:

          (a) Base Salary. Subject to the provisions of Sections 7 and 8, a base salary at the rate of $1, 000,000 per annum ("Base Salary"), which Base Salary shall be paid to the Executive in accordance with the customary executive payroll policy of the Company as in effect from time to time; provided, however, that the Base Salary, as in effect at any time and from time to time, may be further increased by action of the Board of Directors; and further provided, however, that in no event shall the Base Salary be decreased at any time or from time to time without the prior consent of the Executive, which consent may be granted or withheld in the Executive's sole discretion.

          (b) Annual Discretionary Bonus. An annual discretionary bonus ("Discretionary Bonus"), the amount of which, if any, shall be determined by the Board of Directors of the Company in its sole and absolute discretion, which shall be paid to the Executive, with respect to any fiscal year of the Company, before the expiration of 74 days after the end of such fiscal year. In making bonus determinations, the Company shall evaluate the Executive's performance in accordance with the standard bonus guidelines used by the Company for the Chief Executive Officer of the
     Company and shall follow the plan approved by stockholders. If an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event (all as defined in Section 8(a)) takes place in any year, then the Company shall, promptly after the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event, pay an amount equal to the discretionary bonus the Executive received with respect to the year prior to the year in which the Extraordinary Transaction, the
     Influence Change Event, or the Extraordinary Stock Event occurred, multiplied by a fraction the numerator of which is the number of days between the beginning of the year and the occurrence of the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event and the denominator of which is 365.

          (c) Loan. The Company will, upon written request from the Executive, provide a loan to the Executive in a principal amount not to exceed $1,500,000 (the "Loan"). Interest on the Loan shall accrue at a rate of 6.5% per annum and shall be payable at maturity. The Loan shall mature on January 6, 2001. Subject to the other terms of this paragraph, the Loan will be forgiven pro-rata over five years beginning January 1, 1998. All accrued interest on the Loan shall be forgiven on the same basis as set forth in this Section 4(c). In the event of a Death Termination Event or a Disability Termination Event (both as hereinafter defined), all outstanding principal of and accrued interest on the Loan shall be forgiven. In the event of a Termination for Cause of the Executive or the voluntary resignation by Executive prior to December 31, 2000, any and all amounts outstanding under the Loan, including accrued and unpaid interest, shall be due and payable to the Company within 20 business days of such event. In the event the Executive is Terminated Without Cause or remains employed by the Company through December 31, 2000, the Loan will continue thereafter to be forgiven as provided above over such five-year period.

          (d) Extraordinary Transaction, Influence Change Event, or Extraordinary Stock Event. Upon the occurrence of an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event, whether or not the Executive elects to convert this Agreement into a consulting agreement, the Company shall, in addition to remaining obligated under the terms of this Agreement, pay the Executive a payment (the "Extraordinary Transaction Payment") equal to (i) an amount equal to the difference between the discretionary bonus the Executive received from the Company with respect to the year prior to the year in which the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event occurred, and the amount paid pursuant to the last sentence of
     Section 4(b), since the Executive may be forfeiting the right to receive the balance of such bonus, and (ii) $5,000,000 if the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event occurs in the first 12 months of the Employment Period, $6,000,000 if the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event occurs in the second 12 months of the Employment Period, and $7,000,000 if the Extraordinary Transaction, the Influence Change Event, or the Extraordinary Stock Event occurs in the third 12 months of the Employment Period. In addition, the Company shall pay the Executive the amounts and benefits contemplated in Section 7(e).

          (e) Material Asset Disposition Bonus. In the event of a Material Asset Disposition, as defined below, in consideration of the services performed by the Executive and consistent with the prior terms of the Executive=s employment,  the  Company  (or,  in the case of  clause  (iii)  below,  the spin-off entity or, in default thereof, the Company) shall pay to the Executive within 15 days of the consummation of such Material Asset Disposition, a cash bonus equal to 1.00% of the consideration (valued as set forth below) received by the Company or its shareholders as a result of such Material Asset Disposition. A "Material Asset Disposition" as used herein means, without duplication for the same matter: (i) a transaction which results in a majority of the equity interest in the Company being beneficially owned by any "person," including any "group " (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than any of the Company=s present Affiliates; (ii) a sale or series of sales by the Company of subsidiaries, divisions, assets (other than marketable securities), or operating businesses representing in the aggregate 20% or more of the Company's 1998 budgeted EBITDA and each such sale after such threshold has been reached; (iii) a spin off, or series of spin offs, of any of the Company's divisions, operating businesses or subsidiaries that meet the 1998 budgeted EBITDA threshold set forth in (ii) above which is followed by a subsequent Extraordinary Transaction (as defined above, but with reference to the spun off entity rather than the Company) of the subsidiary, division or business spun off within five years following such spin off; or (iv) any transaction which results in any one or more of the Company's divisions, subsidiaries or operating businesses, representing in the aggregate 20% or more of the Company's EBITDA, being owned by a third party. In the event a Material Asset Disposition is consummated in one or more steps, including, without limitation, by way of second-step merger, any additional consideration paid or to be paid in any subsequent step in the Material Asset Disposition in respect of (x) subsidiaries, divisions, assets (other than marketable securities), or operating businesses of the Company and (y) capital stock of the Company (and any securities convertible into, or options, warrants or other rights to acquire, such capital stock) shall be included for purposes of calculating the bonus payable pursuant to this Section 4(e). "Consideration" shall not include the assumption, directly or indirectly, or repayment of indebtedness or other liabilities of the Company but shall include the assumption, directly or indirectly, or repayment of the Trust Convertible Preferred Securities presently outstanding or any similar securities. If all or a portion of the consideration paid in the Material Asset Disposition is other than cash or securities, then the value of such non-cash consideration shall be the fair market value thereof on the date the Material Asset Disposition is consummated as mutually agreed upon in good faith by the Company's Board of Directors and the Executive. If such non-cash consideration consists of common stock, options, warrants or rights for which a public trading market existed prior to the consummation of the Material Asset Disposition, then the value of such securities shall be determined by the closing or last sales price thereof on the date of the consummation of the Material Asset Disposition; provided, however, that if such non-cash consideration consists of newly-issued, publicly-traded common stock, options, warrants or rights for which no public trading market existed prior to the consummation of the Material Asset Disposition, then the value thereof shall be the average of the closing prices for the 20 trading days subsequent to the fifth trading day after the consummation of the Material Asset Disposition. In such event, the portion of the bonus payable to the Executive pursuant to this Section 4(e) attributable to such securities shall be paid on the 30th trading day subsequent to consummation of the Material Asset Disposition. If no public market exists for the common stock, options, warrants or other rights issued in the Material Asset Disposition, then the value of thereof shall be as mutually agreed upon in good faith by the Company=s Board of Directors and the Executive. If the non-cash consideration paid in the Material Asset Disposition consists of preferred stock or debt securities (regardless of whether a public trading market existed for such preferred stock or debt securities prior to consummation of the Material Asset Disposition or exists thereafter), the value hereof shall be the face or principal amount, as the case may be. Any amounts payable by a purchaser to the Company, any shareholder of the Company or any Affiliate of either the Company or any shareholder of the Company in connection with a non-competition, employment, consulting, licensing, supply or other agreement shall be deemed to be part of the consideration paid in the Material Asset Disposition. If all or a portion of the consideration payable in connection with the Material Asset Disposition includes contingent future payments, then the Company shall pay to the Executive, upon consummation of such Material Asset Disposition, an additional cash fee, determined in accordance with this Section 4(e) as, when and if such contingency payments are received. However, in the event of an installment purchase at a fixed price and a fixed time schedule, the Company agrees to pay the Executive, upon consummation of the Material Asset Disposition, a cash fee determined in accordance with this Section 4(e) based on the present value of such installment payments using a discount rate of 6.5%.

          (f) Fringe Benefit Programs. In addition to the other benefits provided to the Executive hereunder and to the extent he satisfies the eligibility requirements thereof and to the extent permitted by law, participation in fringe benefit programs made available generally to employees of the Company, including, without limitation, pension, profit sharing, stock purchase, savings, bonus, disability, life insurance, health insurance, hospitalization, dental, deferred compensation and other plans and policies authorized on the date hereof or in the future.

          (g) Expense Reimbursement. Reimbursement of the Executive for all out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, including professional activities and membership fees and dues relating to professional organizations of which the Executive currently is a member or of which he becomes a member and including, without limitation, expenses required for professional licensing of the Executive, and business related mobile or cellular phone expense in accordance with the Company's written policies and procedures, all upon the presentation of appropriate documentation therefore in accordance with the then regular procedures of the Company.

          (h) Perquisites. In addition to the other benefits provided to the Executive hereunder, and at the sole cost and expense of the Company except as otherwise provided herein:

               (i) Memberships at The Harvard Club, New York City, New York, and Beachfront Club, Mamaroneck, New York;

               (ii) Membership in the Greenville Country Club, Greenville, South
                    Carolina;

               (iii)All  other   club   dues  for   clubs   and  other   similar
                    organizations of which the Executive is currently a member and which he uses primarily for business purposes;

               (iv) An annual physical examination;

               (v) Reasonable consultations with financial and tax advisors or counselors, including annual income tax return preparation and audits relating to the period during which the Executive was employed by the Company (whether or not under this Agreement) and whether such audit expense is incurred during or after the Employment Period;

               (vi) Unlimited access to,  consultations  with, and financial and legal services and advice provided by, the Chief Financial Officer of the Company and the General Counsel of the Company, in each case with respect to the interests of the Executive and the members of the his family and regardless of whether or not such interests are related to the business and affairs of the Company, at the Company=s sole cost and expense;

               (vii)Reimbursement  for the fees and  expenses of counsel  chosen by the Executive incurred in connection with the negotiation of this Employment Agreement, determined at such counsel's regular hourly rate, plus an amount equal to any tax payable by the Executive upon such amount taking into account that such amount, in and of itself, may be taxable;

               (viii) During the  Employment  Period,  so long as the  Executive shall travel more than eight (8) days per month (average during the course of a calendar year), the Company shall maintain a corporate jet aircraft no smaller than a Citation VII such as that in use by the Company as of the date of this Agreement. The Executive shall have unlimited use of the Company's aircraft during his employment by the Company. The aircraft shall also be available for use by the other executives and directors of the Company, subject to availability. In addition, the Company shall provide the Executive with the use of the aircraft (or a similar chartered aircraft in the event that the Company no longer has full time use of the aircraft) for fifty (50) hours per year for two (2) years subsequent to the Executive=s termination by the Company for any reason other than a Termination for Cause or voluntary resignation by the Executive. To the extent the Executive uses the aircraft for personal use, the cost of such use shall be added to and included in the Executive=s compensation for federal, state and local income tax purposes;

               (ix) The cost of term life  insurance,  providing a death benefit of up to five million dollars ($5,000,000) upon the life of the Executive, the beneficiaries and owner of which shall be designated by the Executive and which term insurance shall be upon terms and conditions, and in form and substance available at the time, and otherwise reasonably satisfactory to the Executive in his sole discretion and which term life insurance shall be paid for by the Company during the Employment Period at the Company's sole cost and expense. If the Company is the owner of such policy, upon termination of the Executive's employment by the Company, the ownership of such term life insurance shall be transferred to the Executive or his designee. At Executive's option, Executive may apply the cost of such a policy to some other benefit of Executive's choice; and

               (x) Use of a full time car and driver both in Greenville, South Carolina and New York City, New York, which car and driver shall also be available for use by all other executives of the Company as the need shall arise.

          (i) Disability Protection Underwriting. Subject to the provisions of Sections 7 and 8 hereof, the Company will underwrite and provide to the Executive disability insurance coverage identical to the disability insurance coverage provided to senior executives of the Company from time to time at the Company=s sole cost and expense.

          (j) Vacations, etc. Leaves-of-absence in accordance with the then regular procedures of the Company governing senior executives, and four weeks of paid vacation per year on a non-cumulative basis.

          (k) Parachute Limit. Notwithstanding anything else herein, to the extent the Executive would be subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), on such amounts or benefits received from the Company required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code (the "Parachute Payments "), the amounts of any Parachute Payments shall be automatically reduced as described herein to an amount one dollar less than an amount that would subject the Executive to the excise tax under Section 4999 of the Code (the "Parachute Limit "); provided, however, that this Section 4(k) shall apply only if the reduced
     Parachute Payments received by the Executive (after taking into account further reductions for applicable federal, state and local income, social security and other taxes) would be greater than the unreduced Parachute Payments to be received by the Executive minus (i) the excise tax payable under Section 4999 of the Code with respect to such Parachute Payments and
     (ii) all applicable federal, state and local income, social security and other taxes on such Parachute Payments. The foregoing reduction shall be applied to the Parachute Payments as follows: (i) first by reducing the amounts payable under Section 4(d) (if such amounts are included in such computation) until such amounts have been exhausted up to the Parachute Limit, (ii) then by reducing any such other amounts and benefits (other than awards described in (iii) below) as determined by the Company, and
     (iii) notwithstanding anything contained herein or in an option, warrant or restricted stock agreement, award or plan relating to the Executive then, on a pro-rata basis up to the Parachute Limit, by failing to accelerate the vesting (without affecting the right to vest) upon a change in ownership or effective control or change in ownership of a substantial portion of assets (as described in Code Section 280G(b)(2)(A)(i)) of any unvested awards of shares of restricted stock of the Company previously granted to Executive and options or warrants to purchase shares of the Company previously granted to Executive. Notwithstanding the foregoing, the Company shall treat any of the amounts described in (i) through (iii) above as a Parachute Payment solely to the extent required under applicable law.

          (l) Registration Rights. The Company hereby ratifies the Executive=s registration rights with respect to all of the securities of the Company beneficially owned by the Executive as set forth in the Registration Rights Agreement heretofore executed by the Executive and the Company.

          (m) Vesting. In the event of (a) a termination of Executive's employment for any reason other than a Termination for Cause or voluntary termination by the Executive, including, but not limited to a Death Termination Event, Disability Termination Event, Termination Without Cause or in the event of (b) the occurrence of an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event (whether or not resulting in a termination of Executive=s employment), all options and warrants then held by and/or granted to the Executive will immediately vest and be exercisable by the Executive.

          (n) Signing Bonus. The Company shall transfer its interest in Metropolitan Asset Enhancement L.P. to Executive and pay the Executive $2,000,000 upon execution of this Agreement.

          Section 5. Representations, Warranties and Covenants of the Executive. The Executive represents and warrants to the Company as follows:

          (a) He is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder; and

          (b) He is able to perform the essential functions of his duties hereunder with or without reasonable accommodations.

          Section 6. Non-Solicitation; Confidentiality.

          (a) Non-Solicitation.

               (1) In recognition of the close personal contact the Executive has or will have with the Company's and its affiliates' trade secrets, confidential information, records and business relationships, and the position of trust in which the Company holds the Executive, the Executive further covenants and agrees that while the Executive is employed by the Company and for a period lasting for one (1) year following the date of cessation of the Executive's employment with the Company, the Executive will not, either for himself or an officer, director, employee, agent, representative, independent contractor or in any relationship to any person, partnership, corporation, or other entity (except the Company or its Affiliates or subsidiaries), solicit, directly or by assisting others, business from any of the Company's customers or clients with whom the Executive has had material contact (as defined below) during the twelve (12) month period preceding the date of cessation of the Executive's employment with the Company, for the purpose of providing goods or services to said customers and clients. For purposes of this Agreement, "material contact" exists between the Executive and any of the Company's customers or clients (i) with whom the Executive actually dealt; or
          (ii) whose dealings with the Company were handled, coordinated or supervised by the Executive; or (iii) about whom the Executive obtained confidential information in the ordinary course of business through the Executive's association with the Company.

               (2) The Executive covenants and agrees that, for a period ending on the second anniversary of the date on which the Executive's employment with the Company ceases, the Executive will not solicit, employ, engage or in any manner encourage any employee, broker or sales person of the Company, or any of its respective subsidiaries or affiliates to leave their employ for the employ of a person or entity which directly or indirectly competes with the Company, or any of its respective subsidiaries or affiliates.

               (3) The Executive covenants and agrees that, for a period ending on the second anniversary of the date on which the Executive's employment with the Company ceases, the Executive will not purchase for his own account any limited partnership units of partnerships that, on the date of purchase, are controlled directly or indirectly by the Company, except that the provisions of this sentence shall not be deemed breached merely because the Executive owns, immediately after a purchase, not more than one percent of the outstanding units. Should the Executive breach the foregoing sentence, all his options issued by the Company or any of its subsidiaries shall be cancelled and all of his restricted stock issued by the Company or any of its subsidiaries (whether or not then vested) which he then owns shall be forfeited. For purposes of this Section 6(a)(3), "purchase" shall mean the payment of cash only for such limited partnership units and shall not include payment of cash for interests in an entity whose assets consist in whole or in part of such limited partnership units.

          The Executive acknowledges that the foregoing provisions are intended to protect the Company's and its subsidiaries' and Affiliates' business and customer contacts, not to prevent the Executive from pursuing a livelihood in the general area of his previous training, and they should be interpreted accordingly.

          (b) Confidentiality. All confidential information which the Executive may now possess, may obtain during or after his employment with Company, or may create prior to the end of his employment with the Company or otherwise relating to the business of the Company or any of its subsidiaries or affiliates or of any customer or supplier of any of them shall not be published, disclosed, or made accessible by him to any other person, either during or after the cessation of his employment, or used by him except during his employment with the Company in the business and for the benefit of the Company and its subsidiaries and Affiliates. In addition, the Executive agrees not to disclose, publish or make accessible to any other person, from and after the date of this Agreement, during the Employment Period or at any time thereafter, any of the terms or provisions of this Agreement, except the Executive's accountants or legal counsel who need such information to advise him, prepare his tax returns, make required filings, represent him and the like; provided, however, that the Executive will be responsible for causing any such accountants and legal counsel to be aware of and to abide by the obligations contained in this Section 6(b) and will be responsible for any breach of such obligations by any of them. In the event that the Executive becomes legally compelled to disclose any of the confidential information, the Executive will provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy and/or waive in writing compliance with the provisions of this Section 6(b) and in the event that such protective order or other remedy is not obtained, or should the Company waive in writing compliance with the provisions of this Section 6(b), the Executive will furnish only that portion of the confidential information which is so legally required. The Executive shall return all tangible evidence of such confidential information to the General Counsel of the Company prior to or at the cessation of his employment.

          (c) Interpretation. Since a breach of the provisions of this Section 6 could not adequately be compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to an injunction restraining such breach and the Company shall not be required to post a bond in any proceeding brought for such purpose. The Executive agrees that the provisions of this Section 6 are necessary and reasonable to protect the Company in the conduct of its businesses. If any restriction contained in this Section 6 shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies, at law or in equity, for such breach or threatened breach.

          Section 7. Termination.

               (a) Definitions.

                    (i)  Death  Termination   Event.  As  used  herein,   "Death
               Termination Event" shall mean the death of the Executive.

                    (ii) Disability Termination Event. As used herein, "Disability Termination Event" shall mean a circumstance where the Executive is physically or mentally incapacitated or disabled or otherwise unable to fully discharge his duties hereunder for a period of 185 consecutive days.

                    (iii) Estate. As used herein, "Estate" shall mean (A) in the event that the last will and testament of the Executive has not been probated at the time of determination, the estate of the Executive and (B) in the event that the last will and testament of the Executive has been probated at the time of determination, the legatees of the Executive who are entitled under such will to the assets or payments at issue.

                    (iv) Termination For Cause. As used herein, the term "Termination For Cause" shall mean the termination by the Company of the Executive's employment hereunder upon a good faith determination by a majority vote of the members of the Board of Directors of the Company that termination of this Agreement is necessary by reason of (A) the Executive shall be convicted of a felony, unless in any such case the Executive performed such act in good faith and in a manner the Executive reasonably believed to be in or not opposed to the best interests of the Company, (B) the Executive shall commit any act or omit to take any action in bad faith and to the material detriment of the Company and Executive shall not have cured the same within 30 days after the Company sends written notice thereof, or (C) Executive shall breach in a material way any material term of this Agreement and fail to correct such breach within 30 days after the Company sends written notice thereof; provided, however, that if any such breach is capable of being cured, but a reasonable person of sound mind and business judgment could not reasonably expect such breach to be cured within 30 days, such breach shall not constitute a basis for a Termination For Cause unless the Executive does not diligently prosecute such cure to completion.

                    (v) Termination Without Cause. As used herein,  "Termination
               Without Cause" shall mean any termination of the Executive=s employment hereunder that is not a Termination For Cause, a Death Termination Event, or a Disability Termination Event, and shall include, without limitation, a termination of the Executive=s employment hereunder due to the scheduled expiration of the Employment Period on December 31, 2000 or (as contemplated by
               Section  8(b)(i)),  an  Extraordinary  Transaction,  an Influence
               Change Event, or an Extraordinary Stock Event but not a conversion to a consulting agreement.

               (b) Death Termination Event. Upon the occurrence of a Death Termination Event, this Agreement shall terminate automatically upon the date that such Death Termination Event occurred (subject to the last sentence of this Section 7), whereupon (i) the Company shall continue to pay the then-current Base Salary to the Estate for a period equal to the remaining term of the Employment Period (determined upon the assumption that the Employment Period will not be terminated prior to December 31, 2000), and (ii) the Company will continue to provide health insurance to the surviving spouse and surviving issue of the Executive, at their sole cost and expense but otherwise upon terms and conditions identical to the terms and conditions upon which health insurance is provided to the spouses and issue of employees of the Company at such time, until such time as such surviving spouse and surviving issue elect to terminate such health insurance coverage.

               (c) Disability Termination Event. Upon the occurrence of a Disability Termination Event, this Agreement shall terminate automatically upon the date that such Disability Termination Event occurred (subject to the last sentence of this Section 7), whereupon
          (i) the Company shall continue to pay seventy-five percent (75%) of the then-current Base Salary to the Executive for twice the period equal to the remaining term of the Employment Period (determined upon the assumption that the Employment Period will not be terminated prior to December 31, 2000, and will not in any event be less than two years for purposes of such calculation), (ii) the Company shall continue to provide to the Executive the disability protection contemplated by
          Section 4(i) of this Agreement until such time as the Executive elects to discontinue such coverage, (iii) the Company will continue to provide health insurance to the Executive, his spouse, and his issue, at the Executive=s sole cost and expense and otherwise upon terms and conditions identical to the terms and conditions upon which health insurance is provided to employees of the Company and their spouses and issue, the Company will arrange for the Executive (x) to have the ability to maintain the Key Man Insurance Policy thereafter at the sole expense of the Executive, and (y) to designate the beneficiaries thereof, in each case to the exclusion of the Company and as promptly as practicable after such termination.

               (d) Termination For Cause. The Executive and the Company agree that the Company shall have the right to effectuate a Termination for Cause prior to December 31, 2000. Upon the occurrence of a Termination For Cause, this Agreement shall terminate upon the date of that such Termination For Cause occurs (subject to the last sentence of this Section 7), whereupon (i) the Executive shall be entitled to receive the Base Salary, as then in effect, to and including the date that such Termination for Cause occurs, and (ii) the Company will arrange for the Executive (x) to have the ability to maintain the Key Man Insurance Policy thereafter at the sole expense of the Executive, and
          (y) to designate the beneficiaries thereof, in each case to the exclusion of the Company and as promptly as practicable after such termination.

               (e) Termination Without Cause. Upon the occurrence of a Termination Without Cause, this Agreement shall terminate upon the date that such Termination Without Cause occurs (subject to the last sentence of this Section 7), whereupon (i) the Company shall (A) in the event that such Termination Without Cause is not an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event, continue to pay the then-current Base Salary to the Executive until December 31, 2000, and (B) in the event that such Termination Without Cause is an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event, the Company shall pay to the Executive the Extraordinary Transaction Payment (as defined in Section 4(d)) in accordance with the provisions of Section 8, (ii) the Company shall continue to provide to the Executive the disability protection contemplated by Section 4(i) of this Agreement until such time as the Executive elects to discontinue such coverage, (iii) the Company will continue to provide health insurance to the Executive, his spouse, and his issue, at the Executive=s sole cost and expense and otherwise upon terms and conditions identical to the terms and conditions upon which health insurance is provided to employees of the Company and their spouses and issue, until such time as the Executive elects to terminate such health insurance coverage, and (iv) the Company will arrange for the Executive (x) to have the ability to maintain the Key Man Insurance Policy thereafter at the sole expense of the Executive, and (y) to designate the beneficiaries thereof, in each case to the exclusion of the Company and as promptly as practicable after such termination. In addition, the Company shall pay the Executive the amounts and benefits contemplated by Section 4(d).

     Notwithstanding anything in this Agreement to the contrary, (i) Sections 3, 4(g), 4(l), 5, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19 of this
Agreement shall survive any termination of this Agreement or of the Executive=s employment hereunder until the expiration of the statute of limitations applicable hereto, and (ii) Section 7 of this Agreement shall survive any termination of this Agreement or of the Executive=s employment hereunder other than a Termination Without Cause, it being understood and agreed by the parties hereto that in the event of a Termination Without Cause, Section 7 of this Agreement shall be terminated in its entirety as of the date of such Termination Without Cause.

     Section 8. Extraordinary Transaction.

     (a) Definitions.

          (i)  Extraordinary   Transaction.   As  used  herein,   "Extraordinary
     Transaction" shall mean the occurrence of any one or more of the following:

          (1) the Company ceases to be required to file reports under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor to that Section;

          (2) a majority of the members of the Board of Directors of the Company are not persons who (a) had been directors of the Company for at least the preceding 12 consecutive months or (b) when they initially were elected to the Board (x) were nominated (if they were elected by the stockholders) or elected (if they were elected by the directors) with the affirmative vote of two-thirds of the directors who were Continuing Directors at the time of the nomination or election by the Board and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board of Directors of the Company or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) being "Continuing Directors");

          (3) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any of its present affiliates (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) ("Affiliates"), or any employee benefit plan of the Company or any of its present Affiliates) is or becomes the "beneficial owner" (as defined in Rule 13(d)
     (3) under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

          (4) the purchase of Class A Common Stock of the Company ("Common Stock") pursuant to any tender or exchange offer or otherwise made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any of its present Affiliates, or any employee benefit plan of the Company or any of its present Affiliates, which results in "beneficial ownership" (as so defined) of 30% or more of the outstanding Common Stock;

          (5) the execution and delivery of a definitive agreement by the Company that provides for a merger or consolidation, or a transaction having a similar effect (unless such merger, consolidation or similar action is with a subsidiary of the Company or with another company, a majority of whose outstanding capital stock is owned by the same persons or entities who own a majority of the Company's outstanding Common Stock at such time), where (A) the Company is not the surviving corporation, (B) the majority of the Common Stock of the Company is no longer held by the persons who were the stockholders of the Company immediately prior to the transaction, (C) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company but not the spin off of one division, the sale of one division, or both (where "division" means the present residential business (including IPT) and the present commercial business), and not the trading of marketable securities held as portfolio securities or (D) the Company's Common Stock is converted into cash, securities or other property (other than the common stock of a company into which the Company is merged), provided, however, that, in the event that the contemplated merger, consolidation or similar transaction is not consummated, then any rights that may arise under this paragraph (v) by virtue of such Change of Control shall not apply;

          (6) upon the consummation of any transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise but not the spin off of one division, the sale of one division, or both;

          (7) the election to the Board of Directors of the Company, by vote of the stockholders of the Company, of one individual under circumstances where (A) the Board of Directors of the Company, after such election, is comprised of one individual, and (B) all of the Farkas Shares (as defined in Section 8(a)(iii)) at the time of such election were not voted for such election to the Board of Directors of the Company of such individual;

          (8) the appointment to the Board of Directors of the Company, by vote of the Board of Directors of the Company, of one individual under circumstances where (A) the Board of Directors of the Company, after such appointment, is comprised of one individual, and (B) the Executive did not so vote for such appointment to the Board of Directors of the Company of such individual, either because the Executive was not a Director of the Company at such time or because the Executive did not vote affirmatively for the appointment to the Board of Directors of the Company of such individual;

          (9) the election to the Board of Directors of the Company, by the stockholders of the Company, of one or more individuals under circumstances where (A) the Board of Directors of the Company, after such election, is comprised of more than one individual under the By-Laws of the Company, as then in effect, and (B) a majority of the Directors of the Company in office after such election did not receive Executive Approval (as defined in Section 8(a)(ii)); or

          (10) the appointment to the Board of Directors of the Company, by vote of the Board of Directors of the Company, of one or more individuals under circumstances where (A) the Board of Directors of the Company, after such appointment, is comprised of more than one individual under the By-Laws of the Company, as then in effect, and (B) a majority of the Directors of the Company in office after such appointment did not receive Executive Approval.

     (ii) Executive Approval. As used herein, the term "Executive Approval" shall mean, with respect to any member of the Board of Directors of the Company in office at the time of determination, (A) if such individual is not then a member of the Board of Directors of the Company by virtue of election to the Board of Directors of the Company by vote of the stockholders of the Company, the Executive, as a Director of the Company, voted for the appointment of such individual to the Board of Directors of the Company pursuant to which such individual is then a member of the Board of Directors of the Company, and (B) if such individual is then a member of the Board of Directors of the Company by virtue of election to the Board of Directors of the Company by vote of the stockholders of the Company, all of the Farkas Shares at the time of such election were voted in favor of the election of such individual to the Board of Directors of the Company pursuant to which such individual is then a member of the Board of Directors of the Company.

     (iii) Farkas Shares. As used herein, the term "Farkas Shares," as of any time, shall mean the securities of the Company entitled to vote generally in the election of Directors of the Company as to which, at such time, the Executive had the sole power to vote or to direct the voting of.

     (iv) Influence Change Event. As used herein "Influence Change Event" shall mean the occurrence of the loss by the Executive of any of the Board Positions or if the Executive=s title, powers and duties within the Company or the Board of Directors of the Company have been diminished, in each case other than as a result of a Termination For Cause, without the prior written consent of the Executive.

     (v) Extraordinary Stock Event. As used herein "Extraordinary Stock Event" shall mean either (i) the occurrence of more than fifteen (15%) percent of the outstanding securities of the Company entitled to vote in the election of directors of the Company being owned (by beneficial ownership, as such term is used in Section 13(d) of the Exchange Act, and the rules and regulations thereunder or otherwise) or acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Executive, a person over whom the Executive has the power to exercise a controlling influence exclusive of any other person, or a person whose beneficial ownership has been approved by the Executive in writing (such person being referred to herein as the "Acquiror") and the Acquiror either describes, is required to describe, or would be required to describe in the event that the Acquiror was subject to
Section 13(d) of the Exchange Act, as in effect on the date hereof, any plans or proposals which it may have which relate to or would result in any of the events described in paragraphs (a) through (j) of Item 4 of Schedule 13D, as in effect on the date hereof, in a Schedule 13D, or amendments thereto, filed with the Securities and Exchange Commission with respect to such ownership or acquisition or (ii) the occurrence of more than forty (40%) percent of the outstanding securities of the Company entitled to vote in the election of directors of the Company being owned (by beneficial ownership, as such term is used in Section 13(d) of the Exchange Act and the rules and regulations thereunder, or otherwise) or acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, whether or not such ownership has been consented to by the Executive.

     (b) Extraordinary Transaction; Influence Change Event; Extraordinary Stock Event. Upon the occurrence of either an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event, (i) this Agreement may, at Executive=s option exercised in writing, be terminated as of the date of such Extraordinary Transaction, Influence Change Event, or Extraordinary Stock Event, as the case may be (an "Extraordinary Transaction Termination"), (ii) this Agreement may, at Executive's option exercised in writing, be converted into a consulting agreement pursuant to Section 2(e) as of the date of an Influence Change Event, the Extraordinary Transaction, or the Extraordinary Stock Event, as the case may be, (iii) in the event of such termination contemplated by
Section 8(b)(i), the provisions of Section 7(e) of this Agreement shall be in effect as of the date of such Extraordinary Transaction, Influence Change Event, or Extraordinary Stock Event, as the case may be, and title to the car referred to in Section 4(h)(x) shall be transferred to him, and (iv) whether or not there is such termination or conversion, the Company shall pay to the Executive, in immediately available funds, the Extraordinary Transaction Payment, as described in Section 4(d), on the date of the occurrence of such Extraordinary Transaction, Influence Change Event, or Extraordinary Stock Event, as the case may be.

     Section 9 Indemnification. The Company hereby ratifies the indemnification of the Executive pursuant to the terms of an Indemnification Agreement heretofore executed by the Executive and the Company.

     Section 10 Withholding. The Company shall be entitled to withhold from amounts payable to the Executive hereunder such amounts as may be required by applicable law to be so withheld.

     Section 11 Modification. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

     Section 12 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given, at the address of such party set forth in the preamble to this Agreement (or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 12). Notice to the Estate shall be sufficient if addressed to the Executive as provided in this
Section 12. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     Section 13 Waiver. Any waiver by either party of a breach of any provision of Agreement shall not operate as a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     Section 14 Binding Effect. The Executive's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance or the claims of the Executive's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of the Executive and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors.

     Section 15 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement; provided, however, that notwithstanding any provision of this Agreement to the contrary, each of the successors, spouse, issue, legatees, estate, administrators, executors, and legal representatives of the Executive shall be entitled to rely upon and to enforce this Agreement as a third party beneficiary hereof.

     Section 16 Headings. The headings in this Agreement are solely for convenience of reference, and shall be given no effect in the construction or interpretation of this Agreement.

     Section 17 Enforcement. Should the Executive sue to enforce any of his rights under this Agreement and should the Executive prevail on any issue in such suit, then the Company shall pay all the Executive's costs of such suit (including attorneys fees and disbursements). If any taxes are imposed on such payment, the Company shall make such additional payments to the Executive as may be necessary, so that after deducting the taxes imposed on all payments made to the Executive pursuant to this paragraph, the Executive is left on an after tax basis with an amount equal to his claim for indemnification prior to the payments described in this sentence.

     Section 18 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 19 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to the conflict of law provisions thereof.

     Section 20 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALING BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIPS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO THE TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                INSIGNIA FINANCIAL GROUP, INC.

                      By:       /s/Frank M. Garrison
                      ----------------------------------------------------------
                    Name:       /s/Frank M. Garrison
                    ------------------------------------------------------------
                     Its:       Executive Managing Director
                     -----------------------------------------------------------


                                EXECUTIVE


                                /s/Andrew Lawrence Farkas
                                ------------------------------------------------
                     Name:      Andrew Lawrence Farkas